Bear Stearns[GRAPHIC OMITTED]
BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO             383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                            New York, N.Y. 10179
LONDON o PARIS o TOKYO                                     ph:  (212) 272-2000
                                                          fax:  (212) 272-7294

------------------------------------------------------------------------------





                      GMACM HOME EQUITY LOAN TRUST 2004-HE3

                        GMAC Mortgage (GRAPHIC OMITTED)

                          [$960,000,000] (APPROXIMATE)

                          SUBJECT TO A +/- 10% VARIANCE

                             FSA (GRAPHIC OMITTED)

                                 Credit Enhancer

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                    Depositor

                            GMAC MORTGAGE CORPORATION
                               Seller and Servicer


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus Supplement. If you have received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

GMACM HOME EQUITY LOAN TRUST 2004-HE3
Computational Materials: Preliminary Term Sheet



PRELIMINARY TERM SHEET                               PREPARED: JUNE 21, 2004



                          [$960,000,000] (APPROXIMATE)
                      GMACM HOME EQUITY LOAN TRUST 2004-HE3

                             FSA (GRAPHIC OMITTED)

                                (CREDIT ENHANCER)

----------------- --------------- -------- --------------------- ---------- ------------------- -----------------
                       NOTE         WAL    TARGETED FINAL        NOTE        EXPECTED RATING      LEGAL FINAL
     CLASS        --------------  (2) (3)  DISTRIBUTION DATE(3)  RATE (4)     (S&P/MOODY'S)         MATURITY
                   BALANCE (1)
----------------- --------------- -------- --------------------- ---------- ------------------- -----------------
      A-1           $430,000,000  1.5 yrs     December 2005       (5)(6)       AAA/Aaa (7)        October 2034
----------------- --------------- -------- --------------------- ---------- ------------------- -----------------
      A-2           $285,000,000  3.0 yrs       June 2007         (5)(6)       AAA/Aaa (7)        October 2034
----------------- --------------- -------- --------------------- ---------- ------------------- -----------------
      A-3           $237,320,000  5.0 yrs       June 2009         (5) (6)      AAA/Aaa (7)        October 2034
----------------- --------------- -------- --------------------- ---------- ------------------- -----------------
  A-1 VPRN(8)        $24,960,000                Not Offered                    AAA/Aaa (7)        October 2034
----------------- --------------- ----------------------------------------- ------------------- -----------------
  A-2 VPRN(8)               $[0]                Not Offered                    AAA/Aaa (7)        October 2034
----------------- --------------- ----------------------------------------- ------------------- -----------------
  A-3 VPRN(8)               $[0]                Not Offered                    AAA/Aaa (7)        October 2034
----------------- --------------- ----------------------------------------- ------------------- -----------------
     TOTAL        [$960,000,000]
----------------- --------------- ----------------------------------------- ------------------- -----------------

(1)     Subject  to a plus  or  minus  10%  variance.
(2)     See  "Targeted  Final Distribution Date" herein.
(3)     Subject to funding of the related class of Variable Pay Revolving Notes.
(4) The margin on the Notes will increase to [0.50%] for each interest accrual period beginning after the Payment Date (as defined herein) following the first Payment Date on which the Optional Redemption (as defined herein) can be exercised.
(5) The margin on the Class A-1 and Class A-2 Notes will increase to the greater of the current margin or the Class A-3 margin for each interest accrual period beginning after the Payment Date (as defined herein) following the date on which an Early Amortization Event (as defined herein) has occurred.
(6)     The Class A Notes will  accrue  interest at a rate equal to the least of
        (i) One Month LIBOR plus the related  margin,  (ii) the Net WAC Rate and
        (iii) for the Class A-1 and Class A-2 Notes only, 14.00%.
(7) The ratings assigned address the likelihood of the receipt by the holders of the notes of distributions on the mortgage loans.
(8) Each class of the VPRNs will represent the option to fund the payment of principal of the related class of Class A Notes on the related Targeted Final Distribution Date. The VPRNs are not publicly offered and are not being offered by the prospectus supplement.

Depositor: Residential Asset Mortgage Products, Inc.

Sellers  and  Servicer:   GMAC  Mortgage  Corporation   ("GMACM")  and  a  trust
     established by an affiliate of GMACM will be the Sellers of the mortgage loans. GMACM will be the Servicer of the mortgage loans.

Credit Enhancer: Financial Security Assurance Inc. ("FSA")

JointLead  Managers:  Bear,  Stearns & Co. Inc. and Greenwich  Capital  Markets,
     Inc.

Co-Manager: Residential Funding Securities Corporation

Owner Trustee: Wilmington Trust Company

Indenture Trustee: Wells Fargo Bank, N.A.

ClassA Notes:  The Class  A-1,  Class A-2 and  Class  A-3 Notes  (together,  the
     "Class A Notes"). Each Class A Note shall be AAA/Aaa rated and shall receive interest on a monthly basis and 100% of its scheduled principal on its Targeted Final Distribution Date, unless an Early Amortization Event occurs.

VPRNs: The three classes of Variable Pay Revolving Notes ("VPRNs" and together with the Class A Notes, the "Notes"). Each class of VPRNs will be transferable, subject to the limitations described herein and in the Indenture. The VPRNs are not offered pursuant to the prospectus supplement.


Credit Enhancement: Excess interest, overcollateralization and a Policy (as defined herein) to be provided by Financial Security Assurance Inc. ("FSA").

Targeted Final Distribution Date: Each Class A Noteholder will receive interest on a monthly basis, and principal on its scheduled Targeted Final Distribution Date, unless an Early Amortization Event occurs.

                     Class Targeted Final Distribution Date
                             Class A-1             December 2005
                             Class A-2             June 2007
                             Class A-3             June 2009
                             Subject to the terms and conditions contained herein, the principal proceeds for each Targeted Final Distribution Date are expected to be provided or funded by the investor in the related class of VPRNs.

Variable Pay Revolving Notes: The trust will request an advance of funds from the holders of the related class of VPRNs or offer to sell additional variable pay revolving notes on each Targeted Final Distribution Date, subject to the terms and conditions described in the prospectus supplement. If the investor in the related class of VPRNs fails to fund, or an additional variable pay revolving note is not issued, an Early Amortization Event will be declared, resulting in a step-up in the margin for the Class A-1 and Class A-2 Notes to the greater of: a) the current margin; or, b) the Class A-3 margin, along with an accelerated pro-rata payment of all outstanding Notes.

     The trust will not request an advance or offer to issue additional variable pay revolving notes if an Early Amortization Event has occurred, a downgrade of the Notes has occurred, an Event of Default is continuing without giving effect to applicable grace periods or waivers, or certain insolvency events have occurred with respect to the Credit Enhancer. At each Targeted Final Distribution Date, the Trust will request an advance or offer to issue a class of variable pay revolving notes in an amount sufficient to retire the outstanding principal amount for the related class of Class A Notes.

     In addition, at closing, the A-1 VPRN represents the option to fund the payment of the Class A-1 Notes on the related Targeted Final Distribution Date. The A-1 VPRN will have an initial principal balance of $24,960,000. Excess interest, beginning on the Payment Date in July 2004, will be applied on a pro rata basis to principal on the initial A-1 VPRN, A-2 VPRN and A-3 VPRN until the principal balance of each class of VPRNs has been reduced to $0, thereby building up overcollateralization (See "Overcollateralization Amount").

     The principal on subsequent variable pay revolving note balances will be paid from principal collections on the underlying collateral.

     THE VPRNS ARE NOT OFFERED BY THE PROSPECTUS SUPPLEMENT.

Credit Rating of VPRN Investors: Any VPRN investor will be required to have minimum short term ratings of A1/P1, or at least long term ratings of A/A2 or greater from S&P and Moody's, respectively, at the time it acquired its class of VPRNs, unless the class of VPRNs is acquired after the related Targeted Final Distribution Date. A transfer to an investor which does not meet the required ratings guidelines will require a 51% vote from the holders of each class of Class A Notes.


Federal Tax Status: It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes and that the Issuer will not be treated as a taxable mortgage pool.

Registration: The Class A Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date: June 1, 2004.

Expected Pricing Date: On or about June [24], 2004.

Expected Closing Date: On or about June 29, 2004.

Expected Settlement Date: On or about June 30, 2004.

Payment Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in July 2004.


Interest Accrual Period: The interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

ERISAEligibility:  The  Class  A  Notes  are  expected  to  be  ERISA  eligible.
     Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Class A Notes.

SMMEATreatment: The Class A Notes WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

Prepayment Assumption: 40% CPR, 10% Draw Rate on the mortgage loans.

Loan Rate: The "LOAN RATE" of each mortgage loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

     Interest on each adjustable-rate home equity revolving credit line ("HELOC") is computed daily and payable monthly on the average daily outstanding principal balance of such HELOC. After any initial teaser period, during which the Loan Rate may be fixed or set at a discounted variable rate for a period of approximately three to six months, the Loan Rate on each HELOC will be adjusted on each adjustment date to a rate equal to the sum of an index and a fixed percentage specified in the related credit line agreement, and is generally subject to a maximum Loan Rate over the life of the HELOC specified in the related credit line agreement.

Net Loan Rate: The "NET LOAN RATE" is with respect to any Payment Date and any mortgage loan, the Loan Rate of that mortgage loan applicable to the Due Date in the related Collection Period (adjusted to an effective rate based on an actual/360 basis), less (i) the servicing fee rate (0.50%) and (ii) beginning on the thirteenth Payment Date and thereafter, 0.50%.

Net WAC Rate: The "NET WAC RATE" is the per annum rate equal to (i) the weighted average Net Loan Rate of the mortgage loans less (ii) the premium rate on the Policy on an actual/360 basis multiplied by a fraction, the numerator of which is equal to the aggregate Note Principal Balance of the Notes and the denominator of which is equal to the aggregate principal balance of the mortgage loans, adjusted to an effective rate based on an actual/360 basis.

Initial Mortgage Loans: As of the Cut-off Date, the aggregate principal balance of the initial mortgage loans was approximately $720,878,645.92 the "INITIAL MORTGAGE LOANS." See the attached collateral descriptions for additional information on the Initial mortgage loans.

Pre-funding:  On  the  Closing  Date,  approximately   $239,121,354.08  will  be
     deposited into an account designated the "PRE-FUNDING ACCOUNT". This amount will be funded from the proceeds of the sale of the Notes. During the pre-funding period, funds on deposit in the Pre-Funding Account will be used by the trust to buy mortgage loans from the Sellers from time to time.

     The pre-funding period will be the period from the closing date to the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $[100,000], (ii) September [29], 2004 and (iii) the occurrence of a default by the Servicer under the servicing agreement.

     The mortgage loans sold to the trust after the Closing Date will conform to certain specified characteristics.

     Amounts on deposit in the Pre-Funding Account will be invested in permitted investments as specified in the Indenture. Any amounts remaining in the Pre-Funding Account at the end of the pre-funding period will be used to make principal payments on the VPRNs on a pro rata basis.

Capitalized  Interest  Account:  On the Closing  Date, if required by the Credit
     Enhancer, part of the proceeds of the sale of the Notes will be deposited into an account designated the "CAPITALIZED INTEREST ACCOUNT," which will be held by the Indenture Trustee. Amounts on deposit in the Capitalized Interest Account will be withdrawn on each payment date during the pre-funding period to cover any shortfall in interest payments on the Notes due to the pre-funding feature during the pre-funding period. Any amounts remaining in the Capitalized Interest Account at the end of the pre-funding period will be paid to GMACM.

Funding Account:  An account  (the  "FUNDING  ACCOUNT")  will be set up with the
     Indenture Trustee on the Closing Date. On each Payment Date during the Revolving Period, the Indenture Trustee will deposit principal and, until the principal of the VPRNs has been reduced as described under "Overcollateralization Amount", excess interest collections for the related collection period into the Funding Account (to the extent necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount), and will apply such amount first to buy any additional balances for any HELOCs currently in the mortgage pool and second to purchase subsequent mortgage loans to be included in the trust. If not all principal collections in the Funding Account have been applied to purchase additional balances and subsequent mortgage loans at the end of the Revolving Period, the amount left in the Funding Account will be distributed on the VPRNs as principal distributions to the extent outstanding.

Overcollateralization  Amount: At the time of issuance of the Class A Notes, the aggregate outstanding principal balance of the Notes will exceed the aggregate outstanding principal balance of the mortgage loans by $17,280,000. Prior to the step-down date the Overcollateralization Target Amount shall be equal to the sum of (i) 0.80% of aggregate principal balance of the initial mortgage loans, together with the amount deposited in the Pre-Funding Account on the Closing Date, and (ii) 100% of the outstanding balance of mortgage loans which are 180 days or more contractually delinquent. On each Payment Date, excess interest will be deposited into the Funding Account during the Revolving Period until the Overcollateralization Amount equals the Overcollateralization Target Amount, and will be applied on a pro rata basis as payments of principal on the A-1 VPRN, A-2 VPRN and A-3 VPRN until the principal balance of each class of VPRN has been reduced to $0. To the extent necessary during the Managed Amortization Period, excess interest will be deposited in the Funding Account to acquire additional balances for any HELOCs currently in the mortgage pool. The distribution of interest as principal will have the effect of accelerating the Notes relative to the underlying mortgage loans. On any Payment Date, the "OVERCOLLATERALIZATION AMOUNT" will be the amount by which the aggregate outstanding principal balance of the mortgage loans together with amounts on deposit in the Funding Account exceeds the aggregate Principal Balance of the Notes.

Stepdown  Date:  On or after the  Payment  Date  occurring  in March  2006,  the
     Overcollateralization Target Amount will be allowed to step down (subject to certain performance triggers) to a percentage equal to 1.60% of the aggregate principal balance of the initial mortgage loans, together with the amount deposited in the Pre-Funding Account on the Closing Date; provided that the Overcollateralization Target Amount may not be less than the sum of (i) 0.25% of the aggregate principal balance of the initial mortgage loans, together with the amount deposited in the Pre-Funding Account on the Closing Date, and (ii) 100% of the outstanding balance of mortgage loans which are 180 days or more contractually delinquent.

The Policy: Financial Security Assurance Inc. ("FSA") will issue a note insurance policy with respect to the Notes which will guarantee timely payment of interest and ultimate repayment of principal to the holders of the Notes subject to the terms thereof. The Policy will not guarantee payment of principal on the Class A Notes on any Targeted Final Distribution Date or Interest Shortfalls.

Interest Distributions: Interest will be distributed on the Class A Notes at a rate equal to the least of (a) One Month LIBOR plus the related margin, (b) the Net WAC Rate and (c) for the Class A-1 and Class A-2 Notes only, 14.00%.

     Interest will be distributed on each class of the VPRNs at a rate equal to the lesser of (a) One Month LIBOR plus the related margin and (b) the Net WAC Rate.

     The margin on each Class A Note will increase to [0.50%] for each Interest Accrual Period beginning after the Payment Date following the first Payment Date on which the Optional Redemption can be exercised. The margin on each class of the VPRNs will increase to [0.50%] for each Interest Accrual Period beginning after the Payment Date following the first Payment Date on which the Optional Redemption can be exercised.

     The margin on the Class A-1 and Class A-2 Notes will increase to the greater of: (a) the current margin or, (b) the Class A-3 margin for each Interest Accrual Period beginning after the Payment Date on which an Early Amortization Event has occurred.

Interest Shortfalls: The Interest Shortfall for any Payment Date shall be calculated as:

     (1) for any class of Class A Notes, the sum of (A) an amount of interest on such class of Class A Notes calculated at a rate equal to the excess of (i) the lesser of (a) One Month LIBOR plus the related margin and (b) for the Class A-1 and Class A-2 Notes only, 14.00%; over (ii) the Net WAC Rate, plus (B) interest on such amount calculated at the applicable Note Rate; and,

     (2) for any class of VPRNs, the sum of (A) an amount of interest thereon calculated at a rate equal to the excess of One Month LIBOR plus the related margin over the Net WAC Rate, plus (B) interest on such amount calculated at the applicable Note Rate.

     On each Payment Date, any unpaid Interest Shortfalls for such Payment Date and any prior Payment Dates will be distributed to the Notes entitled to such amounts, but only to the extent of available excess interest.

Revolving Period: With respect to any Payment Date during the Revolving Period, no principal (other than (i) excess interest paid to the VPRN holder(s) and allocated to reduce the principal balances thereof in order to build overcollateralization and (ii) any amounts remaining in the Pre-Funding Account at the end of the pre-funding period and paid to the VPRN holder(s) in reduction of the principal balances thereof) will be paid on the Notes, and all principal collections and excess interest will be deposited into the Funding Account and used first to purchase additional balances for any HELOCs currently in the mortgage pool and second to purchase subsequent mortgage loans.

     The Revolving Period will be the period beginning on the Closing Date and ending on the earlier of (a) the 18 month period ending on the Payment Date in December 2005 and (b) the occurrence of a Rapid Amortization Event specified in the Indenture.

Managed   Amortization   Period:   On  each  Payment  Date  during  the  Managed
     Amortization Period, principal collections for that Payment Date that are not used to purchase additional balances will be paid as principal of the VPRNs on a pro rata basis.

     The Managed Amortization Period will be the period beginning on the first day following the end of the Revolving Period, unless a Rapid Amortization Event has occurred. The Managed Amortization Period will end the earlier of
     (a) June 30, 2009 and (b) the occurrence of a Rapid Amortization Event specified in the Indenture.

RapidAmortization  Period:  On each Payment  Date during the Rapid  Amortization
     Period, the aggregate amount payable as principal of the Notes will be paid on a pro rata basis to the A-1 VPRN, the A-2 VPRN and the A-3 VPRN.

     The Rapid Amortization Period will be the period beginning on the earlier of (a) the first day following the end of the Managed Amortization Period and (b) the occurrence of a Rapid Amortization Event specified in the Indenture.

Funding Event: During the Managed Amortization Period, if the principal balances of the VPRNs have been reduced to $0, and the Overcollateralization Target Amount has been met, amounts on deposit in the Reserve Sub-Account may be used to purchase subsequent mortgage loans.

Principal Distributions:  The Trust will make payments of principal on the Class
     A Notes only from the proceeds of an advance from the holder of the related class of VPRN or from the issuance of additional variable pay revolving notes, and all other principal paid to the Notes will be paid as principal to the VPRNs, unless an Early Amortization Event has occurred.

     Principal collections payable on the Notes in excess of the then outstanding aggregate principal balance of the VPRNs will be held in the Reserve Sub-Account of the Funding Account. The amount held in the Reserve Sub-Account will be paid as principal to the outstanding VPRNs on the Payment Date following the respective issuance.

     If an Event of Default (including an Early Amortization Event) occurs payments on the Notes will be made as described below.

     In addition, on each Payment Date after the end of the Revolving Period, to the extent of funds available for the purpose, holder(s) of the VPRNs will be entitled to receive certain amounts in reduction of principal, generally equal to liquidation loss amounts and amounts necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount.

Events of Default:  An Event of Default exists if following the applicable grace period (i) there is a default for five days or more in the payment of any principal of or interest on any note, (ii) there occurs a default in the observance or performance in any material respect of any covenant or agreement or representation or warranty of the issuer made in the indenture, or in any certificate delivered pursuant to the indenture proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the noteholders or the Credit Enhancer, (iii) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the issuer or any substantial part of the trust fund in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the issuer or for any substantial part of the trust fund, or ordering the winding-up or liquidation of the issuer's affairs, (iv) there occurs the commencement by the issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the issuer or for any substantial part of the assets of the trust fund, or the making by the issuer of any general assignment for the benefit of creditors, or the failure by the issuer generally to pay its debts as those debts become due, or the taking of any action by the issuer in furtherance of any of the foregoing, or (v) the occurrence of an Early Amortization Event.

EarlyAmortization  Event:  An Early  Amortization  Event exists if following the applicable grace period: (i) the Class A Notes are downgraded below AAA or Aaa by S&P or Moody's, respectively (for example, as a result of a Credit Enhancer downgrade and failure to provide a AAA/Aaa surety replacement) and, within 60 days of the downgrade, the ratings have not been restored to the original ratings, (ii) within 10 days after a Targeted Final Distribution Date, the Trust fails to receive an advance from the holders of the related class of VPRNs and fails to issue and sell additional variable pay revolving notes, (iii) an Event of Default has occurred under the Indenture or an Enhancer Default has occurred and is continuing or (iv) if, commencing with the Payment Date in September 2004, (a) for three consecutive months, the average amount in the Reserve Sub-Account which has not been used during a month to purchase additional balances or subsequent mortgage loans is greater than 30% of that amount plus the amount which had been used during such month to purchase additional balances and subsequent mortgage loans, or (b) for six consecutive months, the average amount in the Reserve Sub-Account which has not been used during a month to purchase additional balances and subsequent mortgage loans is greater than 20% of such amount plus the amount which had been used during that month to purchase additional balances and subsequent mortgage loans.

     The margin on the Class A-1 and Class A-2 Notes will increase to the greater of: (a) the current margin or, (b) the Class A-3 margin for each Interest Accrual Period beginning after the Payment Date on which an Early Amortization Event has occurred.

Remedies Upon Event of Default: a) If an Event of Default with respect to the Notes at the time outstanding occurs and is continuing, the Indenture Trustee, acting on the direction of the Credit Enhancer or the holders of Notes representing a majority of the aggregate Note Balance, with the written consent of the Credit Enhancer (except if an Enhancer Default, as defined in the Indenture, has occurred and is continuing), may declare all Notes to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Credit Enhancer or the holders of Notes representing a majority of the aggregate Note Balance, with the written consent of the Credit Enhancer.

     b) If the Notes have been declared to be due and payable, the Indenture Trustee, acting on the direction of the Credit Enhancer or at least 51% of the Noteholders, with the written consent of the Credit Enhancer (except if an Enhancer Default has occurred and is continuing), notwithstanding any acceleration, may elect to maintain possession of the collateral securing the Notes and to continue to apply payments on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if there had not been a declaration.

     c) In any event, if the Event of Default is an Early Amortizaton Event all principal payment on the notes will be applied to each class of Class A Notes and each class of the VPRNs on a pro rata basis. In such event, the Credit Enhancer will remain obligated to pay accrued interest on the notes on each Payment Date and to pay all principal due on the Notes by the Legal Final Maturity Date if other available amounts are not sufficient for those purposes. If an Early Amortization Event occurs, money in the Reserve Sub-Account will be used to pay principal on the Notes on the next Payment Date.

     The Indenture Trustee may not sell or otherwise liquidate the mortgage loans unless, (A) the indenture trustee obtains the consent of the Credit Enhancer and 100% of the noteholders, (B) the proceeds of such sale are sufficient to discharge in full all amounts due and unpaid on the Notes and to reimburse the Credit Enhancer for any amounts owed under the Policy or the Insurance Agreement, or (C) the indenture trustee determines the mortgage loans will not continue to provide sufficient funds for the payment of principal and interest on the Notes as they would have become due, and obtains the consent of the Credit Enhancer and 66 2/3% of the Noteholders.

Optional Redemption: When the total principal balance of the Notes declines to less than 10% of the total original principal balance of the Notes, the Servicer may purchase all of the remaining mortgage loans. If the Servicer purchases the mortgage loans, the outstanding Class A Notes, if any, and the outstanding VPRNs will be redeemed at a price equal to their remaining principal balance plus accrued and unpaid interest and any unpaid interest shortfalls.


                             INITIAL MORTGAGE LOANS
                             AS OF THE CUT-OFF DATE

TOTAL CURRENT BALANCE:                         $720,878,645.92
TOTAL CREDIT LIMIT:                           $1,076,194,580.50
NUMBER OF LOANS:                                        19,897
CREDIT UTILIZATION:                                     66.98%

                                                                            MINIMUM           MAXIMUM
AVG CURRENT BALANCE:                                $36,230.52            $1,000.00       $519,633.00
AVG CREDIT LIMIT:                                   $54,088.28            $8,000.00       $800,000.00

WAVG LOAN
RATE:                                                   4.563%               2.500%            10.375%
WAVG FULL INDEX LOAN
RATE:                                                   5.039%               2.500%            10.375%

WAVG ORIGINAL CLTV:                                     81.19%                4.09%            100.00%
WAVG JR
RATIO*:                                                 25.65%                1.41%            100.00%

WAVG FICO
SCORE:                                                     727                  516                825

WAVG
DTI:                                                    36.03%                2.00%             79.91%

WAVG ORIGINAL
TERM:                                                      241                  120                360
WAVG REMAINING
TERM:                                                      237                   11                358

TOP STATE CONC (%):                           California (19.69%), Michigan (18.59%),  Massachusetts
                                              (8.99%), Illinois (6.89%), New Jersey (4.01%)

MAXIMUM ZIP CODE CONC (%):                    48167 (0.38%)

ORIGINATION

DATE:                                                              December 2, 1993       June 1, 2004
MATURITY                                                                                     April 27,
DATE:                                                                  May 25, 2005               2034


*Non-Zero Weighted Average



                                  PROPERTY TYPE

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
PROPERTY TYPE                          MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Single Family                                   15,677      $560,446,579.74               77.74%
Planned Unit Development                         2,029       $83,680,219.27               11.61%
Condominium                                      1,957       $67,880,712.07                9.42%
2-4 Family                                         201        $7,704,366.31                1.07%
Townhouse                                           19          $820,651.70                0.11%
Manufactured Home                                   14          $346,116.83                0.05%
-------------------------------------  ---------------- --------------------  -------------------
        TOTAL                                   19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================


                          COMBINED LOAN-TO-VALUE RATIOS

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
RANGE OF COMBINED                          INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
LOAN-TO-VALUE RATIOS                   MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
0.01% to 40.00%                                    544       $20,467,037.74                2.84%
40.01% to 50.00%                                   541       $20,820,845.18                2.89%
50.01% to 60.00%                                   877       $34,223,593.06                4.75%
60.01% to 70.00%                                 1,484       $55,772,181.58                7.74%
70.01% to 80.00%                                 5,000      $190,181,051.89               26.38%
80.01% to 90.00%                                 7,016      $218,695,794.14               30.34%
90.01% to 100.00%                                4,435      $180,718,142.33               25.07%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================

o The minimum and maximum combined loan-to-value ratios of the initial mortgage loans as of the cut-off date are approximately 4.09% and 100.00%, respectively, and the weighted average combined loan-to-value ratio of the initial mortgage loans as of the cut-off date is approximately 81.19%.



                               PRINCIPAL BALANCES

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF PRINCIPAL BALANCES            MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
$0.01 to $25,000.00                              9,888      $139,388,397.23               19.34%
$25,000.01 to $50,000.00                         6,292      $228,398,101.22               31.68%
$50,000.01 to $75,000.00                         1,810      $110,523,649.60               15.33%
$75,000.01 to $100,000.00                          890       $78,626,756.69               10.91%
$100,000.01 to $125,000.00                         316       $35,691,053.15                4.95%
$125,000.01 to $150,000.00                         277       $38,794,504.20                5.38%
$150,000.01 to $175,000.00                         131       $21,321,340.64                2.96%
$175,000.01 to $200,000.00                         120       $22,866,665.80                3.17%
$200,000.01 to $225,000.00                          40        $8,472,443.26                1.18%
$225,000.01 to $250,000.00                          88       $21,518,099.67                2.98%
$250,000.01 to $275,000.00                          13        $3,413,322.85                0.47%
$275,000.01 to $300,000.00                           7        $2,069,313.90                0.29%
$300,000.01 to $325,000.00                           4        $1,266,616.12                0.18%
$325,000.01 to $350,000.00                           7        $2,382,490.50                0.33%
$375,000.01 to $400,000.00                           3        $1,102,300.00                0.15%
$400,000.01 to $425,000.00                           3        $1,179,801.37                0.16%
$425,000.01 to $450,000.00                           1          $420,000.00                0.06%
$450,000.01 to $475,000.00                           1          $426,000.00                0.06%
$475,000.01 to $500,000.00                           4        $1,990,825.37                0.28%
$500,000.01 to $525,000.00                           2        $1,026,964.35                0.14%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================

o The average principal balance of the initial mortgage loans as of the cut-off date is approximately $36,230.52.

                            GEOGRAPHICAL DISTRIBUTION

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
LOCATION                               MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
 California                                      3,908                                    19.69%
                                                            $141,919,898.83

 Michigan                                        3,878      $134,046,125.39               18.59%

 Massachusetts                                   1,340       $64,771,293.65                8.99%

 Illinois                                        1,084       $49,695,078.16                6.89%

 New Jersey                                        697       $28,893,280.67                4.01%

 Florida                                           889       $28,443,279.23                3.95%

 Pennsylvania                                      638       $22,789,360.17                3.16%

 Arizona                                           521       $20,309,682.20                2.82%

 Virginia                                          569       $19,821,840.07                2.75%

 Connecticut                                       407       $17,074,780.35                2.37%

 Maryland                                          349       $14,553,696.70                2.02%

 Other                                           5,617      $178,560,330.50               24.77%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================

o "Other" includes states and the District of Columbia with less than 2.00% concentrations individually.




                                  JUNIOR RATIOS

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF JUNIOR RATIOS                 MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
  0.001% to 40.00%                              17,553      $562,833,633.80               85.78%
40.001% to 50.00%                                  836       $45,834,098.60                6.99%
50.001% to 60.00%                                  430       $22,852,412.75                3.48%
60.001% to 70.00%                                  202       $12,121,947.05                1.85%
70.001% to 80.00%                                  108        $6,186,321.70                0.94%
80.001% to 90.00%                                   54        $3,627,243.72                0.55%
90.001% to 100.00%                                  46        $2,709,022.00                0.41%
-------------------------------------  ---------------- --------------------  -------------------
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,229      $656,164,679.62              100.00%
=====================================  ================ ====================  ===================
o   The junior ratio of a mortgage loan is the ratio (expressed as a percentage)
    of the credit  limit of that  mortgage  loan to the sum of such credit limit and the outstanding  balance of any senior mortgage  computed as of the date that mortgage loan is underwritten.
o   The weighted  average  junior ratio of the initial  mortgage  loans that are secured by second liens on the  mortgaged  properties as of the cut-off date is approximately 25.65%.
o Includes only the initial mortgage loans secured by second liens.

                            FULLY INDEXED LOAN RATES

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
RANGE OF FULLY INDEXED                     INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
LOAN RATES                             MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
2.000% to 2.999%                                     6          $834,541.05                0.12%
3.000% to 3.999%                                   428       $46,350,535.05                6.43%
4.000% to 4.999%                                 8,646      $333,063,511.48               46.20%
5.000% to 5.999%                                 6,839      $216,904,054.57               30.09%
6.000% to 6.999%                                 2,537       $78,091,787.23               10.83%
7.000% to 7.999%                                   863       $29,114,636.00                4.04%
8.000% to 8.999%                                   368       $11,094,305.53                1.54%
9.000% to 9.999%                                   201        $5,288,882.06                0.73%
10.000% to 10.999%                                   9          $136,392.95                0.02%
-------------------------------------  ---------------- --------------------  -------------------
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================
o   The weighted  average fully indexed loan rate of the initial  mortgage loans as of the cut-off date is approximately 5.039%.



                                  LIEN PRIORITY

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
LIEN POSITION                          MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Second                                          19,229      $656,164,679.62               91.02%
First                                              668       $64,713,966.30                8.98%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================



                           FULLY INDEXED GROSS MARGINS

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
RANGE OF FULLY INDEXED                     INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
GROSS MARGINS                          MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Less than 0.000%                                   434       $47,185,076.10                6.55%
0.000% to 0.999%                                 8,645      $333,038,810.69               46.20%
1.000% to 1.999%                                 6,840      $216,928,755.36               30.09%
2.000% to 2.999%                                 2,537       $78,091,787.23               10.83%
3.000% to 3.999%                                   863       $29,114,636.00                4.04%
4.000% to 4.999%                                   368       $11,094,305.53                1.54%
5.000% to 5.999%                                   201        $5,288,882.06                0.73%
6.000% to 6.999%                                     9          $136,392.95                0.02%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================

o The weighted average fully indexed gross margin of the initial mortgage loans as of the cut-off date is approximately 1.039% per annum.




                            CREDIT UTILIZATION RATES

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT UTILIZATION RATES      MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
 0.01% to 4.99%                                    382        $1,131,557.34                0.16%
 5.00% to 9.99%                                    615        $3,542,447.49                0.49%
 10.00% to 14.99%                                  622        $5,521,737.59                0.77%
 15.00% to 19.99%                                  589        $7,009,030.80                0.97%
 20.00% to 24.99%                                  576        $8,216,922.91                1.14%
 25.00% to 29.99%                                  574        $9,816,977.71                1.36%
 30.00% to 34.99%                                  605       $10,753,291.68                1.49%
 35.00% to 39.99%                                  520       $11,625,829.82                1.61%
 40.00% to 44.99%                                  508       $12,276,958.45                1.70%
 45.00% to 49.99%                                  544       $14,753,504.16                2.05%
 50.00% to 54.99%                                  576       $16,547,315.23                2.30%
 55.00% to 59.99%                                  482       $15,002,082.17                2.08%
 60.00% to 64.99%                                  533       $18,320,608.01                2.54%
 65.00% to 69.99%                                  501       $18,873,342.18                2.62%
 70.00% to 74.99%                                  468       $17,910,157.23                2.48%
 75.00% to 79.99%                                  587       $23,621,549.31                3.28%
 80.00% to 84.99%                                  526       $23,360,234.85                3.24%
 85.00% to 89.99%                                  559       $26,405,161.64                3.66%
 90.00% to 94.99%                                  574       $26,906,547.95                3.73%
 95.00% to 99.99%                                4,443      $196,093,323.68               27.20%
100.00 %                                         5,113      $253,190,065.72               35.12%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================


                                 OCCUPANCY TYPE

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
OCCUPANCY                                  INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
(AS INDICATED BY BORROWER)             MORTGAGE LOANS    PRINCIPAL BALANCE      DATEPRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Owner Occupied                                  19,551      $703,709,653.48               97.62%
Second Home                                        342       $16,755,597.44                2.32%
Investment Property                                  4          $413,395.00                0.06%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================







                                  CREDIT LIMITS

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT LIMITS                 MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
$0.01 to $25,000.00                              5,646       $82,388,634.28               11.43%
$25,000.01 to $50,000.00                         7,719      $218,866,701.48               30.36%
$50,000.01 to $75,000.00                         2,530      $111,058,085.39               15.41%
$75,000.01 to $100,000.00                        1,996      $104,115,560.31               14.44%
$100,000.01 to $125,000.00                         506       $36,053,747.46                5.00%
$125,000.01 to $150,000.00                         617       $51,243,043.28                7.11%
$150,000.01 to $175,000.00                         195       $21,595,899.21                3.00%
$175,000.01 to $200,000.00                         365       $36,503,624.80                5.06%
$200,000.01 to $225,000.00                          56        $8,500,039.96                1.18%
$225,000.01 to $250,000.00                         194       $32,372,365.33                4.49%
$250,000.01 to $275,000.00                           8        $1,673,535.44                0.23%
$275,000.01 to $300,000.00                          19        $3,137,593.13                0.44%
$300,000.01 to $325,000.00                           8        $1,734,748.00                0.24%
$325,000.01 to $350,000.00                          12        $3,144,350.70                0.44%
$350,000.01 to $375,000.00                           6        $1,662,228.51                0.23%
$375,000.01 to $400,000.00                           7        $1,873,365.90                0.26%
$425,000.01 to $450,000.00                           2          $681,196.56                0.09%
$450,000.01 to $475,000.00                           1          $426,000.00                0.06%
$475,000.01 to $500,000.00                           7        $2,580,961.83                0.36%
$500,000.01 to $525,000.00                           1          $519,633.00                0.07%
$575,000.01 to $600,000.00                           1          $240,000.00                0.03%
$775,000.01 to $800,000.00                           1          $507,331.35                0.07%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================

o The average credit limit of the initial mortgage loans as of the cut-off date is approximately $54,088.28.

                              DEBT-TO-INCOME RATIOS
                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF DEBT-TO-INCOME RATIOS         MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
0.001% to 10.000%                                  160        $7,089,452.24                0.98%
10.001% to 20.000%                               1,449       $54,376,668.52                7.54%
20.001% to 30.000%                               4,575      $156,044,931.84               21.65%
30.001% to 40.000%                               6,459      $237,748,070.12               32.98%
40.001% to 50.000%                               6,055      $227,692,044.31               31.59%
50.001% to 60.000%                                 892       $28,559,995.31                3.96%
60.001% to 70.000%                                 191        $5,599,350.75                0.78%
70.001% to 80.000%                                 116        $3,768,132.83                0.52%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================

o The weighted average total debt-to-income ratio of the initial mortgage loans as of the cut-off date is approximately 36.03%.



                                  LOAN PURPOSE

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
LOAN PURPOSE                           MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Other                                           13,237      $477,435,428.30               66.23%
Purchase                                         3,383      $136,794,070.76               18.98%
Debt Consolidation                               1,613       $54,698,294.96                7.59%
Home Improvement                                 1,652       $51,607,639.63                7.16%
Education                                           12          $343,212.27                0.05%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================

                               DOCUMENTATION TYPE
                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
DOCUMENTATION                          MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Standard                                        17,013      $628,789,396.63               87.23%
Family First Direct                              1,587       $45,093,755.94                6.26%
Select                                             286       $18,056,840.25                2.50%
Stated Income                                      147        $6,644,433.03                0.92%
No Income Verified                                 174        $6,416,737.67                0.89%
Super Express                                      303        $6,399,994.25                0.89%
No Income/No Appraisal                             172        $3,526,416.82                0.49%
Relocation                                          75        $2,474,375.41                0.34%
GM Expanded Family                                  79        $1,887,578.32                0.26%
Streamline                                          44        $1,082,563.96                0.15%
Express                                             17          $506,553.64                0.07%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================







                   CREDIT SCORES AS OF THE DATE OF ORIGINATION

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
RANGE OF CREDIT SCORES                 MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
500 to 519                                           1           $22,000.00                0.00% *
560 to 579                                           5          $277,809.05                0.04%
580 to 599                                           7          $107,178.51                0.01%
600 to 619                                          14          $462,031.34                0.06%
620 to 639                                         499       $13,023,832.26                1.81%
640 to 659                                       1,048       $32,228,389.16                4.47%
660 to 679                                       1,775       $59,329,124.33                8.23%
680 to 699                                       2,387       $87,854,184.41               12.19%
700 to 719                                       2,860      $108,804,970.40               15.09%
720 to 739                                       3,042      $115,975,960.81               16.09%
740 to 759                                       3,108      $113,051,501.69               15.68%
760 to 779                                       2,931      $106,907,531.92               14.83%
780 to 799                                       1,916       $71,835,123.43                9.96%
800 to 819                                         301       $10,943,453.52                1.52%
820 to 839                                           3           $55,555.09                0.01%
-------------------------------------  ---------------- --------------------  -------------------
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================
o   The weighted  average  credit score of the initial  mortgage loans as of the cut-off date is approximately 727.
* Indicates a number less than 0.005% but greater than 0.000%.

                             TEASER EXPIRATION MONTH

                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
TEASER EXPIRATION MONTH                MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
Not Applicable                                  10,471      $394,171,280.47               54.68%
June 2004                                        3,768      $123,735,193.86               17.16%
July 2004                                        3,338      $118,594,689.87               16.45%
August 2004                                      2,294       $83,421,654.66               11.57%
September 2004                                      26          $955,827.06                0.13%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================






                                ORIGINATION YEAR
                                                                                PERCENTAGE OF
                                          NUMBER OF                            INITIAL MORTGAGE
                                           INITIAL         CUT-OFF DATE        LOANS BY CUT-OFF
ORIGINATION YEAR                       MORTGAGE LOANS    PRINCIPAL BALANCE      DATE PRINCIPAL
                                                                                   BALANCE
-------------------------------------  ---------------- --------------------  -------------------
1993                                                 1            $7,119.65                0.00% *
1995                                                 6          $107,088.74                0.01%
1996                                                10           $97,062.45                0.01%
1997                                                 4           $67,466.47                0.01%
1998                                                 4          $178,112.13                0.02%
1999                                                10          $191,598.66                0.03%
2000                                                13          $377,117.95                0.05%
2001                                                92        $1,764,989.84                0.24%
2002                                               758       $15,125,009.59                2.10%
2003                                             1,804       $33,122,593.14                4.59%
2004                                            17,195      $669,840,487.30               92.92%
-------------------------------------  ---------------- --------------------  -------------------
               TOTAL                            19,897      $720,878,645.92              100.00%
=====================================  ================ ====================  ===================
* Indicates a number less than 0.005% but greater than 0.000%.